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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 F O R M  8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 13, 1995


                      SERVICE CORPORATION INTERNATIONAL
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            (Exact name of registrant as specified in its charter)


                                    TEXAS
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                (State or other jurisdiction of incorporation)


                 1-6402-1                             74-1488375
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      (Commission File Number)             (IRS Employer Identification No.)


            1929 Allen Parkway, Houston, Texas          77019
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      (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (713) 522-5141





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ITEM 5.  OTHER EVENTS

        On July 13, 1995, Service Corporation International (the "Company") and Service Corporation International (Canada) Limited ("SCI Canada") jointly announced that, subject to board approval, they have reached an agreement under which the Company would offer to acquire the shares of SCI Canada not already owned by the Company. Under the proposed terms of the agreement, minority shareholders would receive cash consideration of Cdn. $22.75 per share of SCI Canada. For additional information, see the Press Release which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (C) Exhibits - the following is the exhibit being filed with this report:

                    99.1 -  Service Corporation International
                            Press Release dated July 13, 1995




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SERVICE CORPORATION INTERNATIONAL



Date:  July 13, 1995              By:  /s/ George R. Champagne
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                                       George R. Champagne
                                       Senior Vice President
                                       Chief Financial Officer